Accounts Receivable, Net - Summary of Accounts Receivable, Net (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Accounts Receivable, after Allowance for Credit Loss, Current [Abstract]
Accounts receivable	¥ 125,606	$ 19,710	¥ 173,197
Allowance for doubtful accounts	(69,417)	(10,893)	(10,051)	$ (1,577)	¥ (862)	¥ (392)
Total	¥ 56,189	$ 8,817	¥ 163,146